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                                                                  EXHIBIT 10.003



                                                                  EXECUTION COPY



                SUPPLEMENT NO. 1 TO CONSTRUCTION AGENCY AGREEMENT
                             (SPRINGFIELD PROPERTY)

        THIS SUPPLEMENT NO. 1 TO CONSTRUCTION AGENCY AGREEMENT, dated as of April 6, 2001 (this "Supplement"), is entered into by and between THE SYMANTEC 2001 TRUST, a Delaware business trust (the "Lessor"), and SYMANTEC CORPORATION, a Delaware corporation (the "Construction Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Construction Agency Agreement (as defined below).


                              PRELIMINARY STATEMENT

        The Lessor and Symantec Corporation (the "Lessee") are parties to a Master Lease, dated as of March 30, 2001, pursuant to which the Lessee has agreed to lease the property described on SCHEDULE 1 from the Lessor (the "Property").

        The Lessor and the Lessee are also parties to a Construction Agency Agreement, dated as of March 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Construction Agency Agreement"), pursuant to which the Lessor has appointed the Lessee as its sole and exclusive agent in connection with the identification and acquisition of the Property and the development and construction of the Improvements in accordance with the Plans and Specifications.

        The Lessor and the Construction Agent desire that the terms of the Construction Agency Agreement apply to the Property and wish to execute this Supplement to provide therefor.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               (a) The Lessor and the Construction Agent each acknowledge and agree that the construction of the Improvements and the development of the Property shall be governed by the terms of the Construction Agency Agreement.

               (b) Attached as SCHEDULE 2 is a true, correct and complete copy of the Plans and Specifications for the Property, as in effect on the date hereof.

               (c) Attached as SCHEDULE 3 is a true, correct and complete copy of the Estimated Project Costs for the Property, as in effect on the date hereof.

               (d) Attached as SCHEDULE 4 are the deductibles for the insurance policies described in Section 6.1(a) of the Construction Agency Agreement and the premium and the deductibles for the insurance policies described in
                      Section 6.1(b) of the Construction Agency Agreement.

               (e) The Commitment Termination Date with respect to the Property which is one (1) year and one hundred eighty-two
                      (182) days after the closing date.


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               (f)    This Supplement, upon its execution and delivery, shall
                      constitute a part of the Construction Agency Agreement.








                          [The signature page follows.]


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        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                            SYMANTEC CORPORATION



                            By: ______________________________________

                            Name: ____________________________________

                            Title: ___________________________________



                            THE SYMANTEC 2001 TRUST


                            By: Wilmington Trust FSB, a federal savings bank, not in its individual capacity but solely as trustee



                            By: ______________________________________

                            Name: ____________________________________

                            Title: ___________________________________



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          SCHEDULE 1 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 1

                             DESCRIPTION OF PROPERTY

          SCHEDULE 2 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 1

                            PLANS AND SPECIFICATIONS





The Plans and Specifications are represented by the documents listed on the attached Index of Drawings and Index of Sections, dated March 8, 2001, prepared by Hok Architects, Inc.

          SCHEDULE 3 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 1

                             ESTIMATED PROJECT COSTS


                                  PROJECT COSTS
                                ($ in thousands)



COMPONENT                                        COST           PERCENT OF TOTAL

Land                                            $2,937                8.0%

Sitework/Parking                                 1,601                4.2%

Shell Cost                                       8,000               21.1%

Tenant Improvements                             15,000               39.5%

Arch/Engineering/Legal/Consult/Comm              3,893               10.2%

City Fees/Inspection                               800                2.1%

Finance/Interest                                 1,913                5.0%

Other                                              104                 .3%

Contingency                                      3,647                9.6%

Total Project Cost                             $38,000              100.0%




                                       2.
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          SCHEDULE 4 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 1

                                    INSURANCE



LIABILITY INSURANCE              COVERAGE                          DEDUCTIBLES

General Liability                $20,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence.

Product/Completed Operations     $20,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence

Auto Liability                   $20,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence

Employer's Liability             $10,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence


HAZARD INSURANCE                 COVERAGE                          DEDUCTIBLES

All Risk/Builder's Risk          Replacement Cost                  Deductible not to exceed
                                                                   $50,000 per occurrence.

Delay in Start-Up or             18 months interest during         15 day deductible
Completion                       construction


WORKERS' COMPENSATION            COVERAGE                          DEDUCTIBLES

Workers' Compensation            Statutory                         Not Applicable

OTHER INSURANCE

The Construction Agent shall cause its subcontractors and agents to maintain similar insurance as listed above with the exception of Hazard Insurance.



NOTE: THE ABOVE IS INTENDED AS AN OUTLINE. ACCEPTABLE INSURANCE IS SUBJECT TO THE APPROVAL OF THE LESSOR AND THE AGENT.




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